Capital Risk Management	12 Months Ended
Dec. 31, 2017
Capital Risk Management
Capital Risk Management

24. Capital Risk Management

        The Group's objectives when managing capital are to safeguard the Group's ability to continue as a going concern, to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximize shareholders value.

        The Group monitors capital using a gearing ratio, which is total debt divided by total equity plus total debt. The gearing ratio is calculated as follows:

	As of December 31,
	2016	2017
Borrowings, current portion	147,448	179,367
Borrowings, non-current portion	2,504,578	2,368,189
Finance lease liability, current portion	5,946	6,302
Finance lease liability, non-current portion	214,455	207,126

Total debt	2,872,427	2,760,984
Total equity	1,509,682	1,763,134

Total debt and equity	4,382,109	4,524,118

Gearing ratio	65.55%	61.03%